Form 8-K SYNALLOY CORP - SYNL Filed: February 5, 2013 (period: February 4, 2013)

Table of Contents
Form 8-K Item 2.02. Results of Operations and Financial Condition Item 9.01.Financial Statements and Exhibits SIGNATURES EXHBIT INDEX EX-99 (2012 Q4 and Y/E Earnings Release dated February 4, 2013)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):February 4, 2013

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

775 Spartan Blvd, Suite 102
P.O. Box 5627
Spartanburg, South Carolina 29304
(864) 585-3605
 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant's telephone number, including area code: (864) 585-3605

Inapplicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
	(c)	Exhibits
99 Synalloy Corporation Press Release dated February 4, 2013

Please see Exhibit 99 for Registrant's fourth quarter earnings release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ RICHARD D. SIERADZKI
Richard D. Sieradzki
Chief Financial Officer and Principal Accounting Officer

Dated: February 5, 2013

Exhibit Number	Name
-------------	--------
99	Press Release of Synalloy Corporation dated February 4, 2013